Exhibit 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Nortek, Inc.:

     As independent public accountants, we hereby consent to the incorporation of our report dated March 22, 1999, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-22527, 33-47897 and 333-39293).




                                                  /s/ ARTHUR ANDERSEN LLP




Boston, Massachusetts,
March 30, 1999